                                        SECURITIES AND EXCHANGE COMMISSION

                                              WASHINGTON, D.C.  20549

                                                     FORM 8-K

                                                  CURRENT REPORT
                                        Pursuant to Section 13 or 15(d) of
                                        the Securities Exchange Act of 1934

                                 Date of Report (Date of earliest event reported):
                                                  September 30, 2006

                                               THE FIRST BANCSHARES, INC.
                                  ----------------------------------------------
                              (Exact name of registrant as specified in its charter)

          MISSISSIPPI                                 33-94288                           64-0862173
--------------------------------------               ----------------                   --------------------
(State or other jurisdiction of                      (Commission                        (IRS employer
       incorporation)                                File Number)                       Identification No.)

         6480 US Highway 98 West
         Hattiesburg, Mississippi                                              39402
-----------------------------------------------------------            --------------------
(Address of principal executive offices)                                    (Zip Code)

Registrant's telephone number, including area code:    (601) 268-8998

                                                   Not applicable
                                                   --------------
                            (Registrant's former address of principal executive offices)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.01  Completion of Acquisition or Disposition of Assets.  On October 5, 2006 The First Bancshares, Inc.
announced the completion of its acquisition of First National Bank of Wiggins as set forth in the press statement attached hereto as Exhibit 99.1.  The acquisition was completed on September 30, 2006 pursuant to the terms of the definitive agreement attached to First Bancshares' Registration Statement on Form S-4/A as filed with the Securities and Exchange Commission on August 23, 2006.

Item 8.01  Other Events.  On October 5, 2006 The First Bancshares, Inc. announced the completion of its acquisition of First National Bank of Wiggins as set forth in the press statement attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Statement dated October 5, 2006 captioned
                             "The First Adds Wiggins To Its Banking Locations"

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 5, 2006
       --------------------

                                                     THE FIRST BANCSHARES, INC.

                                                     By:    /s/ Donna T. Lowery
                                                           -------------------------------------------
                                                     Name:    Donna T. Lowery
                                                     Title:   Chief Financial Officer

                            Exhibit 99.1 to First Bancshares, Inc., Form 8-K

For Immediate Release
---------------------
October 5, 2006

-------------------------------------------------------------------------------------------------------------------

                                  THE FIRST ADDS WIGGINS TO ITS BANKING LOCATIONS

David Johnson, Chief Executive Office of The First, announced today that the merger with First National Bank of
Wiggins has been completed and The First is now offering financial services to the Wiggins area.

The merger comes in the midst of extraordinary growth for the bank in south Mississippi.  A decade ago The First opened a small office in Oak Grove and in ten years has become the first bank in Mississippi to go from zero to
$543,000,000 in home loans closed... to 20,000 customers...to approximately 1,200 shareholders....to 9 locations in
Hattiesburg, Oak Grove, Laurel, Purvis, Picayune, Pascagoula, Bay St. Louis and now Wiggins.

The First offers free First checking, free debit cards, free on line bill pay, banking by phone-internet-in person, long term fixed rate mortgages, special accounts for customers 50 and over, and convenient locations from the coast to Laurel.  Johnson says the goal of The First, "is to create a banking system in south Mississippi that offers individuals real personal service, financial services they want, at convenient locations."  In
Johnson's words, "the growth of the bank clearly indicates that the communities we serve have responded to our way of banking and our employees are carrying out our promise to be.....Just the Bank for You!"

(For more information contact Lee Wade, Marketing Director at lwade@thefirstbank.com or 601-577-0004.)